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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   September 13, 1999
                                                 ----------------------

                              BOSTON LIFE SCIENCES, INC.
                              --------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                         0-6533                     87-0277826
---------------------            ------------------         --------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer Identification No.)
  incorporation or organization)       File No.)

137 Newbury Street
8/th/ Floor
Boston, Massachusetts                                              02116
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(Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code  (617)  425-0200
                                                   -----------------
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Item 5.   Other Events.
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On September 13, 1999, the Company announced that it had entered into a development and licensing agreement with Pfizer, Inc. to further develop a major sector of the Company's C-Maf technology. C-Maf is an important transcriptional regulator of IL-4 production and is the only known tissue-specific transcription factor that is capable of physiologically transforming Th1 cells into Th2 cells. The Company believes that C-Maf inhibitors could potentially be used to treat a broad spectrum of allergies and asthma.

Under the terms of the agreement (which includes a transfer of the technology), Pfizer will screen its small molecule collection for potential inhibitors of C-Maf, with the goal of developing a small molecule therapeutic drug for the treatment of a wide range of allergies and asthma. The Company will receive an undisclosed initial payment and royalties on eventual sales of any product potentially derived from the development effort. The Company stated that it will continue to independently develop C-Maf as gene therapy for the treatment of severe autoimmune disease such as Type 1 Diabetes and Multiple Sclerosis.

The foregoing contains forward-looking statements with regard to product development intentions on the part of BLSI and its licensees and assumptions on the clinical efficacy and commercial viability of products and/or technologies, which may not be realized due to the uncertainties inherent in the research and development process, regulatory approval process and the determination of licensees with respect to their continued development of technology licensed from BLSI.

Item 7.   Exhibits.
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The following Exhibits are filed as part of this report on Form 8-K:

     99.1 Press Release, dated September 13, 1999.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        BOSTON LIFE SCIENCES, INC.


Dated:  September 22, 1999              By: /s/Joseph Hernon
                                            ---------------------------
                                            Joseph Hernon
                                            Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


 Exhibit No.                                                               Pages
 -----------                                                               -----

    99.1       Press Release, dated September 13, 1999                     4 - 5

                                       3